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Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Net Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Segment Detail
Global Consumer:
Cards
Global Cards	6
North America Cards	7
International Cards	8
Consumer Finance
Global Consumer Finance	9
North America Consumer Finance	10
International Consumer Finance	11
Retail Banking
Global Retail Banking	12
North America Retail Banking	13
International Retail Banking	14
Global Corporate and Investment Bank:
Income Statement	15
Revenue Details	16
Capital Markets and Banking	17
Transaction Services	18
Private Client Services	19
Global Investment Management:
Life Insurance and Annuities	20-21
Life Insurance and Annuities Insurance Investment Portfolio	22
Private Bank	23
Asset Management	24
Proprietary Investment Activities	25
Citigroup Supplemental Detail
Consolidated Statement of Income	26
Consolidated Balance Sheet	27
Return on Capital	28
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	29
Reserve for Loan Losses	30
Non-Performing Assets	31

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)]

        Citigroup, the preeminent global financial services company which has 200 million customer accounts and does business in more than 100 countries, provides consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004		1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Net Income	$4,103	$4,299	$4,691	$4,760	$5,273		29%

Basic Earnings Per Share	$0.80	$0.84	$0.92	$0.93	$1.03		29%

Weighted average common shares applicable to Basic EPS	5,094.9	5,085.5	5,096.8	5,096.1	5,095.6

Preferred Dividends—Basic	$20	$17	$17	$17	$17

Diluted Earnings Per Share	$0.79	$0.83	$0.90	$0.91	$1.01		28%

Adjusted weighted average common shares applicable to Diluted EPS	5,168.7	5,184.0	5,206.5	5,215.2	5,203.1

Preferred Dividends—Diluted	$20	$17	$17	$17	$17

Common Shares Outstanding, at period end	5,148.0	5,150.8	5,158.7	5,156.9	5,171.5

Tier 1 Capital Ratio	8.67%	9.02%	9.49%	8.91%	9.0	%*

Total Capital Ratio	11.57%	11.94%	12.59%	12.04%	12.3	%*

Leverage Ratio	5.46%	5.61%	5.81%	5.56%	5.4	%*

Total Assets, at period end (in billions)	$1,137.4	$1,187.4	$1,209.3	$1,264.0	$1,317.9	*

Stockholders' Equity, at period end (in billions)	$87.3	$93.3	$95.3	$98.0	$101.9	*

Equity and Trust Securities, at period end (in billions)	$94.0	$100.0	$102.1	$104.1	$108.2	*

Book Value Per Share, at period end	$16.75	$17.90	$18.25	$18.79	$19.48	*

Return on Common Equity (Net Income)	19.3%	19.2%	20.2%	19.9%	21.3%

Return on Risk Capital					45%

*
Preliminary

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Global Consumer:
Cards	$717	$758	$980	$1,135	$980	37%
Consumer Finance	503	521	476	479	567	13%
Retail Banking	930	1,005	1,063	1,048	1,122	21%
Other	(28)	(43)	(30)	(23)	(94)	NM

Total Global Consumer	2,122	2,241	2,489	2,639	2,575	21%

Global Corporate and Investment Bank:
Capital Markets and Banking	1,203	1,174	1,162	1,103	1,477	23%
Transaction Services	191	180	196	178	234	23%
Other	7	(10)	(5)	(8)	(4)	NM

Total Global Corporate and Investment Bank	1,401	1,344	1,353	1,273	1,707	22%

Private Client Services	162	185	206	239	251	55%
Global Investment Management:
Life Insurance and Annuities	244	200	163	185	287	18%
Private Bank	125	139	143	144	159	27%
Asset Management	83	82	57	102	105	27%

Total Global Investment Management	452	421	363	431	551	22%

Proprietary Investment Activities	38	63	128	137	26	(32)%
Corporate / Other	(72)	45	152	41	163	NM

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	29%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$1,473	$1,515	$1,691	$1,926	$1,748	19%
Corporate	661	579	604	698	746	13%
Private Client Services	162	185	206	239	251	55%
Investment Management	356	307	368	301	386	8%

Total North America (excluding Mexico)	2,652	2,586	2,869	3,164	3,131	18%

Mexico
Consumer	118	172	168	166	190	61%
Corporate	107	74	120	106	94	(12)%
Investment Management	39	44	59	61	54	38%

Total Mexico	264	290	347	333	338	28%

Europe, Middle East and Africa (EMEA)
Consumer	149	155	189	191	204	37%
Corporate	239	329	233	118	264	10%
Investment Management	(3)	2	6	(1)	9	NM

Total EMEA	385	486	428	308	477	24%

Japan
Consumer	176	195	106	106	142	(19)%
Corporate	40	14	54	54	93	NM
Investment Management	17	20	25	27	30	76%

Total Japan	233	229	185	187	265	14%

Asia (excluding Japan)
Consumer	186	198	212	215	247	33%
Corporate	183	193	196	203	308	68%
Investment Management	32	38	60	38	44	38%

Total Asia	401	429	468	456	599	49%

Latin America
Consumer	20	6	123	35	44	NM
Corporate	171	155	146	94	202	18%
Investment Management	11	10	(155)	5	28	NM

Total Latin America	202	171	114	134	274	36%

Proprietary Investment Activities	38	63	128	137	26	(32)%
Corporate / Other	(72)	45	152	41	163	NM

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	29%

(1)
Excludes Proprietary Investment Activities and Corporate / Other which are predominantly related to North America.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Global Consumer:
Cards	$3,306	$3,296	$3,535	$4,473	$4,598	39%
Consumer Finance	2,560	2,452	2,513	2,558	2,688	5%
Retail Banking	3,898	4,179	4,103	4,038	4,229	8%
Other	21	12	9	17	(16)	NM

Total Global Consumer	9,785	9,939	10,160	11,086	11,499	18%

Global Corporate and Investment Bank:
Capital Markets and Banking	4,193	4,550	3,846	3,856	4,531	8%
Transaction Services	904	896	882	906	939	4%
Other	(11)	(9)	2	6	1	NM

Total Global Corporate and Investment Bank	5,086	5,437	4,730	4,768	5,471	8%

Private Client Services	1,333	1,454	1,493	1,564	1,729	30%
Global Investment Management:
Life Insurance and Annuities	1,146	1,179	1,389	1,298	1,303	14%
Private Bank	460	521	510	505	573	25%
Asset Management	367	378	421	467	471	28%

Total Global Investment Management	1,973	2,078	2,320	2,270	2,347	19%

Proprietary Investment Activities	153	225	510	334	180	18%
Corporate / Other	206	221	185	132	262	27%

Total Net Revenues	$18,536	$19,354	$19,398	$20,154	$21,488	16%

Managed Basis Net Revenues(1)	$19,638	$20,562	$20,608	$21,384	$22,813	16%

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$6,520	$6,594	$6,755	$7,524	$7,778	19%
Corporate	2,440	2,576	2,047	1,815	2,302	(6)%
Private Client Services	1,333	1,454	1,493	1,564	1,729	30%
Investment Management	1,413	1,449	1,798	1,587	1,576	12%

Total North America (excluding Mexico)	11,706	12,073	12,093	12,490	13,385	14%

Mexico
Consumer	585	686	575	658	724	24%
Corporate	166	179	161	202	204	23%
Investment Management	135	139	150	165	167	24%

Total Mexico	886	1,004	886	1,025	1,095	24%

Europe, Middle East and Africa (EMEA)
Consumer	904	942	1,017	1,094	1,151	27%
Corporate	1,387	1,478	1,337	1,528	1,559	12%
Investment Management	120	132	138	172	165	38%

Total EMEA	2,411	2,552	2,492	2,794	2,875	19%

Japan
Consumer	915	813	823	823	815	(11)%
Corporate	73	105	153	189	227	NM
Investment Management	75	85	94	82	105	40%

Total Japan	1,063	1,003	1,070	1,094	1,147	8%

Asia (excluding Japan)
Consumer	682	723	755	781	824	21%
Corporate	593	631	676	694	857	45%
Investment Management	132	161	163	165	199	51%

Total Asia	1,407	1,515	1,594	1,640	1,880	34%

Latin America
Consumer	179	181	235	206	207	16%
Corporate	427	468	356	340	322	(25)%
Investment Management	98	112	(23)	99	135	38%

Total Latin America	704	761	568	645	664	(6)%

Proprietary Investment Activities	153	225	510	334	180	18%
Corporate / Other	206	221	185	132	262	27%

Total Net Revenues	$18,536	$19,354	$19,398	$20,154	$21,488	16%

(1)
Excludes Proprietary Investment Activities and Corporate / Other which are predominantly related to North America.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,306	$3,296	$3,535	$4,473	$4,598	39%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	20%

Adjusted Revenues, Net of Interest Expense(1)	4,408	4,504	4,745	5,703	5,923	34%

Total Operating Expenses	1,446	1,463	1,508	1,810	1,938	34%

Provision for Credit Losses	774	678	540	943	1,228	59%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	20%

Adjusted Provision for Credit Losses(1)	1,876	1,886	1,750	2,173	2,553	36%

Income Before Taxes	1,086	1,155	1,487	1,720	1,432	32%
Income Taxes	369	397	507	585	452	22%

Net Income	$717	$758	$980	$1,135	$980	37%

Average Assets (in billions of dollars)	$68	$62	$64	$85	$95	40%
Return on Assets	4.28%	4.90%	6.08%	5.30%	4.15%
Return on Managed Assets	2.17%	2.32%	2.90%	2.85%	2.32%
Average Risk Capital					$5,513
Return on Risk Capital					71%
KEY INDICATORS (in billions of dollars):
End of Period Managed Receivables(2)	$127.0	$125.5	$131.0	$163.5	$156.8	23%
EOP Open Accounts (in millions)	100.6	99.2	112.3	145.0	141.5	41%
Total Sales	$65.7	$68.7	$72.6	$84.1	$79.1	20%
Managed Net Interest Revenue (in millions of dollars)(1)	$3,223	$3,267	$3,555	$4,477	$4,793	49%
% of Average Managed Loans	10.31%	10.52%	11.16%	12.33%	12.56%
Risk Adjusted Revenue (in millions of dollars)(3)	$2,576	$2,616	$2,956	$3,517	$3,370	31%
% of Average Managed Loans	8.24%	8.42%	9.28%	9.68%	8.83%
Average Managed Loans:
Securitized	$67.7	$71.1	$72.1	$74.5	$75.9	12%
Held for Sale	5.1	3.0	4.1	0.6	—	(100%)
On Balance Sheet	42.4	38.6	37.5	55.1	63.1	49%

North America Managed	115.2	112.7	113.7	130.2	139.0	21%
International	11.6	11.8	12.7	13.9	14.5	25%

Total Managed	$126.8	$124.5	$126.4	$144.1	$153.5	21%

Managed Net Credit Losses (in millions of dollars):
Securitized	$1,024	$1,159	$1,127	$1,219	$1,325	29%
Held for Sale	78	49	83	11	—	(100%)
On Balance Sheet	613	543	443	822	1,089	78%

North America Managed	1,715	1,751	1,653	2,052	2,414	41%
International	117	136	136	134	140	20%

Total Managed	$1,832	$1,887	$1,789	$2,186	$2,554	39%

Coincident Managed Net Credit Loss Ratio	5.86%	6.08%	5.62%	6.02%	6.69%
12 Month Lagged Managed Net Credit Loss Ratio	6.31%	6.39%	5.82%	6.92%	8.10%
Loans 90+ Days Past Due (in millions of dollars)	$2,406	$2,313	$2,353	$3,392	$3,152	31%
% of EOP Managed Loans	1.92%	1.88%	1.83%	2.14%	2.08%
(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are instead components of the servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the cards business.
(2)
Includes accrued interest receivable.
(3)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,707	$2,689	$2,861	$3,731	$3,859	43%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	20%

Adjusted Revenues, Net of Interest Expense(1)	3,809	3,897	4,071	4,961	5,184	36%

Total Operating Expenses	1,134	1,160	1,179	1,387	1,533	35%

Provision for Credit Losses	638	544	443	809	1,089	71%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	20%

Adjusted Provision for Credit Losses(1)	1,740	1,752	1,653	2,039	2,414	39%

Income Before Taxes	935	985	1,239	1,535	1,237	32%
Income Taxes	317	336	424	525	405	28%

Net Income	$618	$649	$815	$1,010	$832	35%

Average Assets (in billions of dollars)	$55	$49	$51	$70	$80	45%
Return on Assets	4.56%	5.31%	6.34%	5.72%	4.18%
Return on Managed Assets	2.07%	2.21%	2.67%	2.80%	2.17%
KEY INDICATORS (in billions of dollars)
EOP Open Accounts (in millions)	86.7	85.2	96.7	129.2	125.6	45%
Total Sales	$57.1	$59.7	$62.3	$72.4	$67.8	19%
Average Managed Loans	$115.2	$112.7	$113.7	$130.2	$139.0	21%
EOP Managed Receivables(2)	$115.5	$113.3	$117.4	$148.8	$142.3	23%
Managed Net Interest Revenue (in millions of dollars)(1)	$2,830	$2,884	$3,152	$4,027	$4,338	53%
% of Average Managed Loans	9.96%	10.26%	10.99%	12.27%	12.56%
Risk Adjusted Revenue (in millions of dollars)(3)	$2,094	$2,146	$2,418	$2,909	$2,770	32%
% of Average Managed Loans	7.37%	7.63%	8.43%	8.86%	8.02%
Managed Net Credit Losses (in millions of dollars)	$1,715	$1,751	$1,653	$2,052	$2,414	41%
Coincident Managed Net Credit Loss Ratio	6.04%	6.23%	5.77%	6.25%	6.99%
12 Month Lagged Managed Net Credit Loss Ratio	6.46%	6.50%	5.91%	7.14%	8.43%
Loans 90+Days Past Due (in millions of dollars)	$2,180	$2,066	$2,098	$3,133	$2,891	33%
% of EOP Managed Loans	1.91%	1.86%	1.82%	2.18%	2.10%
SUPPLEMENTAL DISCLOSURE:
End of Period Managed Receivables:(2)
Bankcards	$108.6	$106.8	$104.3	$119.8	$114.2	5%
Private Label	6.9	6.5	13.1	29.0	28.1	NM
Managed Net Interest Revenue:(1)
Bankcards	$2,461	$2,532	$2,572	$2,959	$3,108	26%
Private Label	369	352	580	1,068	1,230	NM
% of Average Managed Loans:
Bankcards	9.24%	9.58%	9.86%	10.80%	11.01%
Private Label	20.92%	21.06%	22.40%	19.69%	19.46%
Managed Net Credit Losses (in millions of dollars):
Bankcards	$1,530	$1,571	$1,500	$1,691	$1,864	22%
Private Label	185	180	153	361	550	NM
Coincident Managed Net Credit Loss Ratio:
Bankcards	5.74%	5.95%	5.75%	6.17%	6.60%
Private Label(4)	10.49%	10.77%	5.91%	6.65%	8.70%
Loans 90+Days Past Due: In Millions of Dollars:
Bankcards	$1,963	$1,885	$1,890	$2,210	$2,048	4%
Private Label	217	181	208	923	843	NM
% of EOP Managed Loans:
Bankcards	1.83%	1.79%	1.84%	1.88%	1.83%
Private Label(4)	3.16%	3.00%	1.67%	3.55%	3.35%
(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

(2)
Includes accrued interest receivable.

(3)
Risk adjusted revenue is total revenues less net credit losses.

(4)
During the 2003 third quarter, Citigroup completed the acquisition of the Home Depot private-label portfolio which added $6 billion in receivables and was recorded at fair market value. Excluding the Home Depot portfolio, the managed net credit losses ratios in the third and fourth quarters of 2003 were 9.99% and 9.69%, respectively, for Private Label and 5.99% and 6.59%, respectively, for total North America Cards. Excluding the Home Depot portfolio, 90+ delinquency ratio in the third quarter of 2003 was 3.16% for Private Label and 1.91% for total North America Cards.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$599	$607	$674	$742	$739	23%
Total Operating Expenses	312	303	329	423	405	30%
Provision for Credit Losses	136	134	97	134	139	2%

Income Before Taxes	151	170	248	185	195	29%
Income Taxes	52	61	83	60	47	(10)%

Net Income	$99	$109	$165	$125	$148	49%

Average Assets (in billions of dollars)	$13	$13	$13	$15	$15	15%
Return on Assets	3.09%	3.36%	5.04%	3.31%	3.97%
KEY INDICATORS (in billions of dollars)
End of Period Managed Receivables(1)	$11.5	$12.2	$13.6	$14.7	$14.5	26%
EOP Open Accounts (in millions)	13.9	14.0	15.6	15.8	15.9	14%
Total Sales	$8.6	$9.0	$10.3	$11.7	$11.3	31%
Net Interest Revenue (in millions of dollars)	$393	$383	$403	$450	$455	16%
% of Average Loans	13.79%	12.97%	12.67%	12.87%	12.57%
Risk Adjusted Revenue (in millions of dollars)(2)	$482	$470	$538	$608	$600	24%
% of Average Loans	16.94%	15.95%	16.90%	17.42%	16.56%
Average Loans:
EMEA	$4.0	$4.1	$4.6	$5.2	$5.5	38%
Japan	1.0	1.0	1.1	1.2	1.2	20%
Asia (excluding Japan)	6.2	6.3	6.6	7.0	7.3	18%
Latin America	0.4	0.4	0.4	0.5	0.5	25%

Total	$11.6	$11.8	$12.7	$13.9	$14.5	25%

Net Credit Losses (in millions of dollars)	$117	$136	$136	$134	$140	20%
Coincident Net Credit Loss Ratio	4.09%	4.60%	4.27%	3.84%	3.85%
12 Month Lagged Net Credit Loss Ratio	4.67%	5.21%	4.96%	4.73%	4.85%
Loans 90+Days Past Due (in millions of dollars)	$226	$247	$255	$259	$261	15%
% of EOP Loans	1.97%	2.04%	1.88%	1.76%	1.80%
(1)
Includes accrued interest receivable.

(2)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,560	$2,452	$2,513	$2,558	$2,688	5%
Total Operating Expenses	865	835	867	921	923	7%
Provisions for Benefits, Claims and Credit Losses	930	957	925	915	916	(2)%

Income Before Taxes	765	660	721	722	849	11%
Income Taxes	262	139	245	243	282	8%

Net Income	$503	$521	$476	$479	$567	13%

Average Assets (in billions of dollars)	$104	$105	$104	$106	$111	7%
Return on Assets	1.96%	1.99%	1.82%	1.79%	2.05%
Average Risk Capital					$3,710
Return on Risk Capital					61%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$51.0	$51.7	$52.2	$53.3	$56.4	11%
Personal loans	22.5	22.2	22.1	23.2	24.5	9%
Auto	10.8	11.1	11.2	11.3	11.4	6%
Sales finance and other	4.5	4.8	5.3	5.5	5.8	29%

Total	$88.8	$89.8	$90.8	$93.3	$98.1	10%

Average Yield	14.11%	13.46%	13.28%	13.22%	13.14%
Average Net Interest Margin	10.68%	10.08%	10.02%	9.96%	10.16%
Net Credit Loss Ratio	3.91%	4.01%	3.92%	3.68%	3.57%
Loans 90+ Days Past Due (in millions of dollars)	$2,183	$2,182	$2,127	$2,221	$2,127	(3)%
% of EOP Loans	2.45%	2.41%	2.30%	2.36%	2.15%
Number of Offices:
North America	2,394	2,394	2,390	2,328	2,759	15%
International	1,103	1,113	1,038	875	915	(17)%

Total	3,497	3,507	3,428	3,203	3,674	5%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,635	$1,625	$1,667	$1,695	$1,835	12%
Total Operating Expenses	537	512	523	539	587	9%
Provisions for Benefits, Claims and Credit Losses	559	566	552	558	574	3%

Income Before Taxes	539	547	592	598	674	25%
Income Taxes	199	203	220	219	230	16%

Net Income	$340	$344	$372	$379	$444	31%

Average Assets (in billions of dollars)	$78	$78	$79	$81	$85	9%
Return on Assets	1.77%	1.77%	1.87%	1.86%	2.10%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$45.0	$45.6	$46.2	$47.5	$49.6	10%
Personal loans	10.4	10.5	10.6	10.7	12.2	17%
Auto	8.8	9.2	9.5	9.8	10.0	14%
Sales finance and other	3.8	3.8	4.1	4.2	4.5	18%

Total	$68.0	$69.1	$70.4	$72.2	$76.3	12%

Average Yield	12.53%	12.20%	11.99%	11.81%	11.93%
Average Net Interest Margin	8.60%	8.40%	8.35%	8.36%	8.69%
Net Credit Loss Ratio	3.06%	2.98%	2.93%	2.81%	2.79%
Loans 90+ Days Past Due (in millions of dollars)	$1,786	$1,681	$1,642	$1,683	$1,589	(11)%
% of EOP Loans	2.60%	2.40%	2.29%	2.32%	2.06%
Number of Offices:
North America (excluding Mexico)	2,248	2,240	2,228	2,166	2,597	16%
Mexico	146	154	162	162	162	11%

Total	2,394	2,394	2,390	2,328	2,759	15%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$925	$827	$846	$863	$853	(8)%
Total Operating Expenses	328	323	344	382	336	2%
Provisions for Benefits, Claims and Credit Losses	371	391	373	357	342	(8)%

Income Before Taxes	226	113	129	124	175	(23)%
Income Taxes	63	(64)	25	24	52	(17)%

Net Income	$163	$177	$104	$100	$123	(25)%

Average Assets (in billions of dollars)	$26	$27	$25	$25	$26	—
Return on Assets	2.54%	2.63%	1.65%	1.59%	1.90%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$6.0	$6.1	$6.0	$5.8	$6.8	13%
Personal loans	12.1	11.7	11.5	12.5	12.3	2%
Auto	2.0	1.9	1.7	1.5	1.4	(30)%
Sales finance and other	0.7	1.0	1.2	1.3	1.3	86%

Total	$20.8	$20.7	$20.4	$21.1	$21.8	5%

Average Yield	19.20%	17.66%	17.72%	18.04%	17.42%
Average Net Interest Margin	17.37%	15.69%	15.77%	15.40%	15.35%
Net Credit Loss Ratio	6.69%	7.43%	7.34%	6.65%	6.31%
Loans 90+ Days Past Due (in millions of dollars)	$397	$501	$485	$538	$538	36%
% of EOP Loans	1.93%	2.45%	2.32%	2.50%	2.47%
Number of Offices:
EMEA	135	168	176	187	199	47%
Japan	840	813	739	552	530	(37)%
Asia (excluding Japan)	49	50	64	71	119	NM
Latin America	79	82	59	65	67	(15)%

Total	1,103	1,113	1,038	875	915	(17)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,898	$4,179	$4,103	$4,038	$4,229	8%
Total Operating Expenses	2,102	2,241	2,226	2,296	2,272	8%
Provisions for Benefits, Claims and Credit Losses	419	429	254	274	330	(21)%

Income Before Taxes and Minority Interest	1,377	1,509	1,623	1,468	1,627	18%
Income Taxes	429	493	552	410	491	14%
Minority Interest, Net of Tax	18	11	8	10	14	(22)%

Net Income	$930	$1,005	$1,063	$1,048	$1,122	21%

Average Assets (in billions of dollars)	$227	$230	$234	$237	$239	5%
Return on Assets	1.66%	1.75%	1.80%	1.75%	1.89%
Average Risk Capital					$12,514
Return on Risk Capital					36%
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America(1)	$153.0	$154.1	$154.6	$151.8	$154.0	1%
International	81.4	84.3	87.0	92.0	96.3	18%

Total	$234.4	$238.4	$241.6	$243.8	$250.3	7%

Average Loans (in billions of dollars):
North America	$124.7	$122.1	$121.3	$123.8	$128.2	3%
International	34.7	35.6	35.8	37.7	38.2	10%

Total	$159.4	$157.7	$157.1	$161.5	$166.4	4%

Net Credit Loss Ratio—excluding Commercial Markets	0.42%	0.58%	0.72%	0.39%	0.49%
Net Credit Loss Ratio—Commercial Markets	1.65%	1.30%	0.47%	0.93%	0.51%
Loans 90+Days Past Due—excl Commercial Markets (in millions of dollars)	$3,644	$3,706	$3,707	$3,802	$3,698	1%
% of EOP Loans	3.18%	3.29%	3.19%	3.07%	2.86%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,250	$1,165	$1,283	$1,350	$1,213	(3)%
% of EOP Loans	2.88%	2.76%	3.17%	3.38%	3.11%
EOP Accounts (in millions):
North America	29.4	29.7	30.1	30.4	30.8	5%
International	17.0	17.3	17.5	17.7	18.1	6%

Total	46.4	47.0	47.6	48.1	48.9	5%

Branches:
Citibanking North America	781	779	782	779	779	—
Mexico	1,413	1,409	1,408	1,401	1,357	(4)%
International	875	863	877	870	868	(1)%

Total	3,069	3,051	3,067	3,050	3,004	(2)%

(1)
Includes bank deposit program balances generated from the Smith Barney channel managed by Citibanking North America.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Citibanking North America, Consumer Assets and CitiCapital	$1,795	$1,937	$1,895	$1,721	$1,816	1%
Primerica Financial Services	515	515	527	531	531	3%
Mexico	432	502	371	487	477	10%

Total Revenues, Net of Interest Expense	2,742	2,954	2,793	2,739	2,824	3%
Total Operating Expenses	1,435	1,551	1,541	1,529	1,523	6%
Provisions for Benefits, Claims and Credit Losses	326	296	182	171	196	(40)%

Income Before Taxes and Minority Interest	981	1,107	1,070	1,039	1,105	13%
Income Taxes	302	359	360	303	335	11%
Minority Interest, Net of Tax	18	11	8	10	14	(22)%

Net Income	$661	$737	$702	$726	$756	14%

Net Income by Business:
Citibanking North America, Consumer Assets and CitiCapital	$458	$500	$485	$478	$535	17%
Primerica Financial Services	131	135	134	146	137	5%
Mexico	72	102	83	102	84	17%

Total	$661	$737	$702	$726	$756	14%

KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America (excluding Mexico)(1)	$131.7	$132.9	$134.5	$131.3	$132.7	1%
Mexico	21.3	21.2	20.1	20.5	21.3	—

Total	$153.0	$154.1	$154.6	$151.8	$154.0	1%

Average Loans by Type (in billions of dollars):
Mortgages	$59.6	$58.1	$58.4	$61.6	$66.0	11%
Student Loans	22.0	22.3	22.7	23.5	24.5	11%
Personal	1.3	1.3	1.3	1.3	1.2	(8)%
Commercial Markets	41.7	40.4	38.9	37.4	36.5	(12)%
Other	0.1	—	—	—	—	(100)%

Total	$124.7	$122.1	$121.3	$123.8	$128.2	3%

Net Credit Loss Ratio—excluding Commercial Markets	0.17%	0.29%	0.10%	0.11%	0.11%
Net Credit Loss Ratio—Commercial Markets	1.69%	1.31%	0.44%	0.93%	0.51%
Loans 90+Days Past Due—excl Commercial Markets (in millions of dollars)	$2,357	$2,385	$2,318	$2,299	$2,163	(8)%
% of EOP Loans	2.87%	3.00%	2.80%	2.60%	2.30%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,173	$1,090	$1,213	$1,266	$1,135	(3)%
% of EOP Loans	2.86%	2.76%	3.27%	3.43%	3.15%
Citibanking North America and Consumer Assets:
Investment Product Sales (in millions of dollars)(2)	$1,350	$1,314	$1,462	$1,309	$1,510	12%
EOP Mortgage Servicing Portfolio (in billions of dollars)	$155.4	$140.3	$137.3	$158.3	$174.5	12%
Mortgage Originations (in billions of dollars)	$21.3	$23.5	$36.9	$22.9	$22.0	3%
Student Loan Originations (in billions of dollars)	$2.3	$0.7	$2.2	$1.5	$2.2	(4)%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$474.4	$486.6	$494.2	$503.6	$510.7	8%
Loan Volumes (in millions of dollars)(3)	$1,259.6	$1,350.4	$1,460.0	$857.9	$749.3	(41)%
Mutual Fund/UIT Sales at NAV (in millions of dollars)	$706	$692	$712	$730	$927	31%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$158	$171	$212	$220	$296	87%
(1)
Includes bank deposit program balances generated from the Smith Barney channel managed by Citibanking North America.
(2)
Investment product sales include mutual funds, annuities, structured notes, and other investment products sold by Citibanking North America's financial executives.
(3)
Represents loan products marketed by Primerica Financial Services; the receivables are primarily reflected in the assets of Consumer Finance.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
EMEA	$548	$585	$615	$639	$685	25%
Japan	108	113	117	113	125	16%
Asia (excluding Japan)	391	418	422	421	467	19%
Latin America	109	109	156	126	128	17%

Total Revenues, Net of Interest Expense	1,156	1,225	1,310	1,299	1,405	22%
Total Operating Expenses	667	690	685	767	749	12%
Provisions for Benefits, Claims and Credit Losses	93	133	72	103	134	44%

Income Before Taxes and Minority Interest	396	402	553	429	522	32%
Income Taxes and Minority Interest, net of tax	127	134	192	107	156	23%

Net Income	$269	$268	$361	$322	$366	36%

Net Income (loss) by Region:
EMEA	$99	$97	$118	$130	$132	33%
Japan	31	35	30	36	40	29%
Asia (excluding Japan)	132	143	144	140	171	30%
Latin America	7	(7)	69	16	23	NM

Total	$269	$268	$361	$322	$366	36%

KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
EMEA	$18.4	$19.2	$20.0	$22.0	$23.9	30%
Japan	18.9	19.1	20.3	22.0	22.6	20%
Asia (excluding Japan)	37.1	38.9	39.9	41.3	43.2	16%
Latin America	7.0	7.1	6.8	6.7	6.6	(6)%

Total	$81.4	$84.3	$87.0	$92.0	$96.3	18%

Average Loans by Type (in billions of dollars):
Mortgages	$12.1	$12.2	$12.2	$12.5	$12.5	3%
Auto	2.1	2.3	2.4	2.4	2.4	14%
Personal	15.5	16.6	16.7	18.0	18.8	21%
Commercial Markets	2.3	2.6	3.0	2.8	3.0	30%
Other	2.7	1.9	1.5	2.0	1.5	(44)%

Total	$34.7	$35.6	$35.8	$37.7	$38.2	10%

Net Credit Loss Ratio — excluding Commercial Markets	1.07%	1.28%	2.28%	1.09%	1.48%
Net Credit Loss Ratio — Commercial Markets	0.84%	1.08%	0.94%	0.90%	0.45%
Loans 90+Days Past Due — excl Commercial Markets (in millions of dollars)	$1,287	$1,321	$1,389	$1,503	$1,535	19%
% of EOP Loans	3.95%	3.99%	4.16%	4.24%	4.35%
Cash Basis Loans — Commercial Markets (in millions of dollars)	$77	$75	$70	$84	$78	1%
% of EOP Loans	3.24%	2.76%	2.10%	2.74%	2.60%
Branches:
EMEA	592	583	597	599	596	1%
Japan	24	24	25	25	25	4%
Asia (excluding Japan)	98	98	103	105	106	8%
Latin America	161	158	152	141	141	(12)%

Total	875	863	877	870	868	(1)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Revenues:
Commissions and Fees	$409	$487	$489	$443	$586	43%
Asset Management and Administration Fees	520	546	555	587	610	17%
Investment Banking	826	1,022	707	922	830	—
Principal Transactions	1,258	988	847	552	963	(23)%
Other	174	350	212	171	254	46%

Total Non-Interest Revenues	3,187	3,393	2,810	2,675	3,243	2%
Net Interest and Dividends	1,899	2,044	1,920	2,093	2,228	17%

Total Revenues, Net of Interest Expense	5,086	5,437	4,730	4,768	5,471	8%

Non-Interest Expenses:
Compensation and Benefits	2,004	2,110	1,617	1,449	1,905	(5)%
Other Operating and Administrative Expenses	946	1,076	1,061	1,192	1,114	18%

Total Non-Interest Expenses	2,950	3,186	2,678	2,641	3,019	2%

Provision for Credit Losses	116	298	76	242	(60)	NM

Income Before Taxes and Minority Interest	2,020	1,953	1,976	1,885	2,512	24%
Income Taxes	614	597	615	600	789	29%
Minority Interest, Net of Tax	5	12	8	12	16	NM

Net Income	$1,401	$1,344	$1,353	$1,273	$1,707	22%

Pre-tax Profit Margin	39.7%	35.9%	41.8%	39.5%	45.9%
Non-Compensation Expenses as a Percent of Net Revenues	18.6%	19.8%	22.4%	25.0%	20.4%
Compensation and Benefits Expenses as a Percent of Net Revenues	39.4%	38.8%	34.2%	30.4%	34.8%
Compensation and Benefits Expenses as a Percent of Risk Adjusted Revenues(1)	40.3%	41.1%	34.7%	32.0%	34.4%
(1)
Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
GCIB REVENUE DETAILS
(In millions of dollars)

NOTE:
THE FOLLOWING DISCLOSURES HAVE BEEN ADDED THIS QUARTER AND WILL REPLACE THE TRADING RELATED REVENUE DISCLOSURE BELOW IN FUTURE QUARTERS.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$193	$162	$211	$290	$203	5%
Equity Underwriting	153	317	204	288	302	97%
Debt Underwriting	656	845	492	542	498	(24)%
Revenue Allocated to Private Client Segment:
Equity Underwriting	(46)	(97)	(61)	(67)	(115)	NM
Debt Underwriting	(59)	(61)	(56)	(46)	(32)	46%

Total Investment Banking Revenue	897	1,166	790	1,007	856	(5)%
Lending	382	414	424	392	439	15%
Equity Markets	515	598	567	431	747	45%
Fixed Income Markets	2,390	2,374	2,070	1,999	2,504	5%
Other Capital Markets and Banking	9	(2)	(5)	27	(15)	NM

Total Capital Markets and Banking Revenues(1)	4,193	4,550	3,846	3,856	4,531	8%

Transaction Services	904	896	882	906	939	4%
Other	(11)	(9)	2	6	1	NM

Total GCIB Revenues	$5,086	$5,437	$4,730	$4,768	$5,471	8%

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Trading Related Revenue by Product:
Fixed Income	$1,389	$1,257	$1,028	$1,035	$1,511	9%
Equities	112	183	140	59	217	94%
Foreign Exchange	472	390	478	442	559	18%
Other	45	64	64	52	(17)	NM
Revenue Recognized in Private Client Segment	(126)	(121)	(124)	(105)	(98)	22%

Total Trading Related Revenue	$1,892	$1,773	$1,586	$1,483	$2,172	15%

Trading Related Revenue by Income Statement Line:
Principal Transactions	$1,258	$988	$847	$552	$963	(23)%
Net Interest Revenue	634	785	739	931	1,209	91%

Total Trading Related Revenue	$1,892	$1,773	$1,586	$1,483	$2,172	15%

(1)
Capital Markets and Banking revenues reflect Citigroup's portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Capital Markets and Banking to conform to the GAAP presentation.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,193	$4,550	$3,846	$3,856	$4,531	8%
Total Operating Expenses	2,354	2,546	2,053	1,957	2,354	—
Provision for Credit Losses	107	286	73	272	(26)	NM

Income Before Taxes and Minority Interest	1,732	1,718	1,720	1,627	2,203	27%
Income Taxes	524	532	550	512	711	36%
Minority Interest, Net of Tax	5	12	8	12	15	NM

Net Income	$1,203	$1,174	$1,162	$1,103	$1,477	23%

Average Risk Capital					$15,019
Return on Risk Capital					40%
Investment Banking
Underwriting (full credit to book manager):
Debt and equity:
Global Volume(1)	$145,036	$144,380	$123,120	$138,354	$162,662	12%
Global Market Share	10.4%	10.0%	9.8%	10.9%	10.2%
Rank	1	1	1	1	1
U.S. Volume(2)	$115,826	$103,030	$96,434	$98,702	$114,132	(1)%
U.S. Market Share	12.7%	11.5%	11.6%	12.6%	12.6%
Rank	1	1	1	1	1
(1)
Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2)
Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$904	$896	$882	$906	$939	4%
Total Operating Expenses	625	634	618	679	658	5%
Provision for Credit Losses	9	12	3	(30)	(34)	NM

Income Before Taxes and Minority Interest	270	250	261	257	315	17%
Income Taxes and Minority Interest, net of tax	79	70	65	79	81	3%

Net Income	$191	$180	$196	$178	$234	23%

Average Risk Capital					$1,263
Return on Risk Capital					75%
Revenue Details:
Cash Management	$524	$512	$490	$510	$522	—
Security Services	230	230	243	251	277	20%
Trade	150	154	149	145	140	(7)%

Total Revenues, Net of Interest Expense	$904	$896	$882	$906	$939	4%

Liability Balances (Average in billions)	$92	$96	$101	$108	$111	21%
Assets Under Custody (EOP in trillions)	$5.2	$5.6	$5.7	$6.4	$6.6	27%
NM
Not meaningful

Reclassified to conform to the current period's presentation.

PRIVATE CLIENT SERVICES
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$677	$667	$730	$770	$848	25%
Commissions and Other Transactional Revenue	656	787	763	794	881	34%

Total Revenues, Net of Interest Expense	1,333	1,454	1,493	1,564	1,729	30%

Total Operating Expenses	1,072	1,156	1,162	1,177	1,320	23%
Provision for Credit Losses	1	—	—	—	—	(100)%

Income Before Taxes	260	298	331	387	409	57%
Income Taxes	98	113	125	148	158	61%

Net Income	$162	$185	$206	$239	$251	55%

Pretax Profit Margin	20%	20%	22%	25%	24%
Average Risk Capital					$1,258
Return on Risk Capital					80%
Financial Consultants	12,471	12,317	12,254	12,207	12,037	(3)%
Annualized Revenue per FC (000)	$431	$469	$482	$509	$577	34%
Branch offices	532	531	531	529	528	(1)%
Assets (in billions of dollars):
Client Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$107	$121	$128	$137	$144	35%
Financial Consultant Managed Accounts	53	61	64	72	76	43%

Total Private Client(1)	$160	$182	$192	$209	$220	38%

Total Client Assets:
Private Client	$763	$834	$851	$912	$925	21%
Other Investor Assets within Citigroup Global Markets	119	125	147	156	162	36%

Total(1)	$882	$959	$998	$1,068	$1,087	23%

Net Client Asset Flows	$5	$9	$5	$9	$6	20%
Bank Deposit Program Balances	$42	$42	$42	$41	$43	2%
Lending(2)	$13	$13	$13	$14	$14	8%
(1)
Includes some assets jointly managed with Citigroup Asset Management.

(2)
Does not include SB client mortgages issued by the Retail Bank and Private Bank.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 1
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,146	$1,179	$1,389	$1,298	$1,303	14%
Provision for Benefits and Claims	680	718	925	839	687	1%

Revenues, net of Interest Expense and Provision for Benefits and Claims (1)	466	461	464	459	616	32%
Total Operating Expenses	179	184	208	217	231	29%

Income Before Taxes	287	277	256	242	385	34%
Income Taxes and Minority Interest, net of tax	43	77	93	57	98	NM

Net Income	$244	$200	$163	$185	$287	18%

Average Risk Capital					$4,072
Return on Risk Capital					28%
Net Income by Source:
Retail Annuities	$108	$64	$78	$70	$111	3%
Institutional Annuities	56	52	58	54	72	29%
Life	35	39	40	22	36	3%
Other	30	27	33	26	32	7%
Realized Insurance Investment Portfolio Gains/(Losses)	(2)	(1)	28	(4)	6	NM

Total Travelers Life & Annuity	227	181	237	168	257	13%

International Insurance Manufacturing	17	19	(22)	17	31	82%
Realized Insurance Investment Portfolio Gains/(Losses)	—	—	(52)	—	(1)	—

Total International Insurance Manufacturing	17	19	(74)	17	30	76%

Total Life Insurance and Annuities	$244	$200	$163	$185	$287	18%

Business Volumes:
Travelers Life & Annuity:
Retail annuities account balances and benefit reserves	$28,282	$30,717	$31,641	$33,828	$34,844	23%
Institutional annuities account balances and benefit reserves	23,377	23,644	24,850	25,170	25,723	10%
Individual life account balances and benefits reserves	3,971	4,225	4,459	4,826	5,189	31%

Total Travelers Life & Annuity	$55,630	$58,586	$60,950	$63,824	$65,756	18%

International Insurance Manufacturing:
Annuity products account balances and benefit reserves(2)	$2,145	$2,681	$3,734	$5,156	$6,854	NM
Life products account balances and benefit reserves	343	410	524	638	856	NM

Total International Insurance Manufacturing	$2,488	$3,091	$4,258	$5,794	$7,710	NM

Total Life Insurance and Annuities	$58,118	$61,677	$65,208	$69,618	$73,466	26%

Travelers Life & Annuity:
Retail Annuities:
Net written premiums and deposits:
Fixed	$141	$177	$115	$111	$148	5%
Variable	811	960	1,099	1,132	1,218	50%
Individual payout	20	12	12	12	14	(30)%

Total(3)	$972	$1,149	$1,226	$1,255	$1,380	42%

Policyholder account balances and benefit reserves:(4)
Fixed	$8,755	$8,873	$8,925	$8,968	$9,120	4%
Variable	18,874	21,195	22,068	24,215	25,080	33%
Individual payout	653	649	648	645	644	(1)%

Total	$28,282	$30,717	$31,641	$33,828	$34,844	23%

(1)
The abbreviated income statement presented includes the effect of the provisions for benefits and claims in Adjusted Revenues, Net of Interest Expense, which is not in conformity with a GAAP presentation. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. The provision for benefits and expenses can vary greatly with the timing of premium collections. While this presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the life insurance and annuity business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the true underlying performance of the Company.

(2)
Includes 100% of business volume, sales and deposits attributed to the Company's Japanese joint venture

(3)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as the majority of the annuity business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liablilities and are not included in revenues. Deposits were $961, $1,144, $1,222, and $1,250 for the respective 2003 quarters and $1,374 for the first quarter of 2004.

(4)
Includes general account, separate accounts and managed funds.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 2
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Policyholder account balances and benefit reserves rollforward:(1)
Beginning of period	$28,448	$28,282	$30,717	$31,641	$33,828	19%
Net sales	186	382	409	344	485	NM
Change in market value	(345)	2,065	538	1,884	548	NM
Interest credited	122	125	127	128	119	(2)%
Benefits, fees and other	(129)	(137)	(150)	(169)	(136)	(5)%

End of period	$28,282	$30,717	$31,641	$33,828	$34,844	23%

Total retail annuity DAC asset	$1,355	$1,375	$1,403	$1,437	$1,467	8%
DAC to account balance	4.79%	4.48%	4.43%	4.25%	4.21%
Retail annuity DAC amortization	$50	$52	$57	$60	$67	34%
Travelers Life & Annuity:
Institutional Annuities:
Net written premiums and deposits(2)	$2,111	$1,361	$2,409	$1,521	$1,578	(25)%
Policyholder account balances and benefit reserves:
Guaranteed investment contracts	$11,624	$11,645	$12,466	$12,551	$12,750	10%
Payout institutional annuities	6,320	6,519	6,899	7,168	7,307	16%
Other group investment contracts	5,433	5,480	5,485	5,451	5,666	4%

Total	$23,377	$23,644	$24,850	$25,170	$25,723	10%

Individual Life Insurance:
Net written premiums and deposits:
New direct periodic premiums and deposits	$70	$42	$62	$54	$55	(21)%
Renewal direct periodic premiums and deposits	139	143	142	174	233	68%
Single premium deposits	49	81	124	151	169	NM
Reinsurance	(30)	(34)	(36)	(39)	(37)	(23)%

Total(3)	$228	$232	$292	$340	$420	84%

Policyholder account balances and benefit reserves	$3,971	$4,225	$4,459	$4,826	$5,189	31%
Life insurance in force (in billions, face amt.)	$83.2	$84.5	$86.9	$89.3	$91.9	10%
International Insurance Manufacturing:
Annuity product net written premiums and deposits:
Japan deposits(4)	$203	$286	$999	$1,154	$1,415	NM
All other premiums and deposits	162	200	174	200	207	28%

Total annuity product net written premiums and deposits	$365	$486	$1,173	$1,354	$1,622	NM

Life product net written premiums and deposits	$98	$116	$212	$195	$336	NM

Total International Investment Manufacturing net written premiums and deposits(5)	$463	$602	$1,385	$1,549	$1,958	NM

Policyholder account balances and benefit reserves:
Annuity products account balances and benefit reserves(4)	$2,145	$2,681	$3,734	$5,156	$6,854	NM
Life products account balances and benefit reserves	$343	$410	$524	$638	$856	NM
(1)
Includes general account, separate accounts and managed funds.

(2)
Excludes deposits related to Citigroup plans previously managed externally. Additionally, net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as the majority of the annuity business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $1,994, $1,209, $2,019, and $1,259 for the respective 2003 quarters and $1,460 for the first quarter of 2004.

(3)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $202, $207, $267, and $316 for the respective 2003 quarters and $397 for the first quarter of 2004.

(4)
Includes 100% of business volume, sales and deposits attributed to the Company's Japanese joint venture

(5)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as a substantial portion of the life and annuity business written by International Insurance Manufacturing are accounted for as investment contracts with the result that deposits collected are reported as liabilities and are not included in revenues. Total deposits were $355, $490, $1,258, and $1,402 for the respective 2003 quarters and $1,793 for the first quarter of 2004.

NM
Mot meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES
INSURANCE INVESTMENT PORTFOLIO(1)
(In millions of dollars)

	1Q 2003	Percent of Total Investments	2Q 2003	Percent of Total Investments	3Q 2003	Percent of Total Investments	4Q 2003	Percent of Total Investments	1Q 2004	Percent of Total Investments
Fixed-Income Investments:
Available for sale, at market:
Mortgage-backed securities—principally obligations of U.S. Government agencies	$7,454		$7,604		$7,220		$6,903		$6,978
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	1,758		1,797		1,626		1,842		1,913
Corporates (including redeemable preferreds)	25,423		26,536		27,956		29,057		30,476
Obligations of states and political subdivisions	325		379		385		398		426
Debt securities issued by foreign governments	314		425		467		508		544
Short-term Investments	3,822		4,242		3,978		3,268		4,363

Total Fixed Income	39,096	82.1%	40,983	81.9%	41,632	81.8%	41,976	81.5%	44,700	82.2%
Equity securities, at market	259	0.5%	311	0.6%	300	0.6%	293	0.6%	236	0.4%
Trading Securities	1,577	3.3%	1,754	3.5%	1,788	3.5%	1,750	3.4%	1,969	3.6%
Mortgage loans	1,920	4.0%	1,962	3.9%	1,886	3.7%	1,886	3.7%	1,940	3.6%
Real estate	39	0.1%	42	0.1%	97	0.2%	96	0.2%	90	0.2%
Other invested assets(2)	1,642	3.5%	1,602	3.2%	1,795	3.5%	1,711	3.3%	1,698	3.1%

Total Travelers Life & Annuity invested assets	44,533	93.5%	46,654	93.2%	47,498	93.3%	47,712	92.7%	50,633	93.1%
Total International Insurance Manufacturing invested assets	3,090	6.5%	3,394	6.8%	3,388	6.7%	3,763	7.3%	3,780	6.9%

Total Life Insurance & Annuities invested assets	$47,623	100.0%	$50,048	100.0%	$50,886	100.0%	$51,475	100.0%	$54,413	100.0%

After-tax unrealized gains/(losses) on TLA invested assets	$904		$1,594		$1,378		$1,327		$1,760

Investment Data:
Travelers Life & Annuity:
Net investment income	$661		$648		$680		$648		$725
Annualized effective yield	6.78%		6.42%		6.63%		6.08%		6.73%
International Insurance Manufacturing:
Net investment income	$42		$39		$56		$57		$57
Annualized effective yield	5.79%		4.93%		6.91%		6.60%		6.38%
TLA fixed income credit quality:
AAA	$10,627	27.2%	$11,049	27.0%	$10,321	24.8%	$9,837	23.4%	$10,106	22.6%
AA	3,816	9.8%	4,202	10.3%	4,289	10.3%	4,226	10.1%	4,809	10.8%
A	8,169	20.9%	8,259	20.2%	8,840	21.2%	9,501	22.6%	10,436	23.3%
BAA	12,697	32.4%	13,035	31.7%	13,306	32.0%	13,622	32.5%	14,666	32.8%

Total Investment Grade	35,309	90.3%	36,545	89.2%	36,756	88.3%	37,186	88.6%	40,017	89.5%
BA	2,113	5.4%	2,520	6.1%	2,856	6.9%	2,714	6.5%	2,753	6.2%
B	1,049	2.7%	1,105	2.7%	1,243	3.0%	1,361	3.2%	1,276	2.9%
CAA and below	625	1.6%	813	2.0%	777	1.8%	715	1.7%	654	1.4%

Total Below Investment Grade	3,787	9.7%	4,438	10.8%	4,876	11.7%	4,790	11.4%	4,683	10.5%

Total TLA fixed income	$39,096	100.0%	$40,983	100.0%	$41,632	100.0%	$41,976	100.0%	$44,700	100.0%

(1)
Excludes insurance entities included within Consumer Group.

(2)
Amounts represent primarily private equity, hedge funds and real estate joint ventures and do not include investments in Citigroup preferred stock.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$460	$521	$510	$505	$573	25%
Total Operating Expenses	275	311	298	299	339	23%
Provision for Credit Losses	4	6	2	(1)	4	—

Income Before Taxes	181	204	210	207	230	27%
Income Taxes	56	65	67	63	71	27%

Net Income	$125	$139	$143	$144	$159	27%

Average Assets (in billions of dollars)	$34	$38	$39	$40	$41	21%

Return on Assets	1.49%	1.47%	1.45%	1.43%	1.56%

Client Business Volumes (in billions of dollars)	$172	$180	$186	$195	$202	17%

Average Risk Capital					$688
Return on Risk Capital					93%
Client Business Volumes (in billions of dollars):
Proprietary Managed Assets	$32	$33	$34	$35	$36	13%
Other Assets under Fee-Based Management	7	7	7	7	8	14%
Banking and Fiduciary Deposits	39	41	42	45	45	15%
Loans	34	35	37	37	38	12%
Other, Principally Custody Accounts	60	64	66	71	75	25%

Total Client Business Volumes	$172	$180	$186	$195	$202	17%

Revenues:
Customer Revenues
Net Interest Spread and Recurring Fee-Based Revenues	$287	$316	$324	$332	$357	24%
Transaction Revenues	115	148	141	135	177	54%

Total Customer Revenues	402	464	465	467	534	33%
Other Revenues (Principally Allocated Equity and Treasury Revenues)	58	57	45	38	39	(33)%

Total Revenues	$460	$521	$510	$505	$573	25%

North America	$210	$222	$212	$216	$221	5%
International	250	299	298	289	352	41%

	$460	$521	$510	$505	$573	25%

Net Credit Loss Ratio	0.03%	0.05%	0.05%	0.09%	0.04%

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT (1)
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$367	$378	$421	$467	$471	28%
Total Operating Expenses	254	264	322	308	303	19%

Income Before Taxes and Minority Interest	113	114	99	159	168	49%
Income Taxes	30	31	42	46	57	90%
Minority Interest, Net of Tax	—	1	—	11	6	—

Net Income	$83	$82	$57	$102	$105	27%

Pre-tax profit margin	30.8%	30.2%	23.5%	34.0%	35.7%
Average Risk Capital					$717
Return on Risk Capital					59%
Asset Management (Excl. Retirement Services):
Total Revenues, Net of Interest Expense	$320	$328	$355	$400	$386	21%
Total Operating Expenses	219	226	240	270	263	20%

Income Before Taxes and Minority Interest	101	102	115	130	123	22%
Income Taxes	36	37	41	46	46	28%
Minority Interest, Net of Tax	—	—	—	11	6	—

Net Income	$65	$65	$74	$73	$71	9%

Retirement Services:
Total Revenues, Net of Interest Expense	$47	$50	$66	$67	$85	81%
Total Operating Expenses	35	38	82	38	40	14%

Income (Loss) Before Taxes and Minority Interest	12	12	(16)	29	45	NM
Income Taxes (Benefits)	(6)	(6)	1	—	11	NM
Minority Interest, Net of Tax	—	1	—	—	—	—

Net Income (Loss)	$18	$17	$(17)	$29	$34	89%
Net Flows by Business (in billions of dollars):
Retail/Private Bank	$(1.4)	$3.1	$1.6	$1.3	$3.9	NM
Institutional
Long Term	1.2	3.8	0.4	4.2	4.1	NM
Liquidity	(2.4)	1.1	(2.5)	1.9	(4.6)	(92)%

Total Institutional	(1.2)	4.9	(2.1)	6.1	(0.5)	58%

Net Flows Excluding US Retail Money Markets	$(2.6)	$8.0	$(0.5)	$7.4	$3.4	NM

US Retail Money Markets	$0.1	$(1.6)	$(1.7)	$(0.8)	$—	(100)%
Assets Under Management by Business (in billions of dollars):
Retail/Private Bank (2)	$201.5	$217.0	$219.9	$230.9	$238.1	18%
Institutional	162.6	172.7	174.0	185.4	187.5	15%
Retirement Services	11.1	12.2	12.2	11.9	12.6	14%
Other (3)	87.0	90.6	89.3	93.3	91.9	6%

Total Assets Under Management (2, 3)	$462.2	$492.5	$495.4	$521.5	$530.1	15%

Assets Under Management by Product (in billions of dollars):
Equity/Balanced	$125.9	$141.9	$145.5	$161.4	$165.4	31%
Fixed Income	162.6	173.9	175.4	184.2	189.3	16%
Money Markets/Liquidity	128.9	128.2	124.2	123.0	122.6	(5)%
Alternative Investments	44.8	48.5	50.3	52.9	52.8	18%

Total Assets Under Management (2, 3)	$462.2	$492.5	$495.4	$521.5	$530.1	15%

Number of Morningstar 4-and 5-star Mutual Fund share classes (4)
Equity	16	16	17	18	15	(6)%
Fixed Income	11	6	10	14	11	—
CitiStreet Joint Venture — Assets Under Administration (in billions of dollars)	$155	$170	$179	$193	$208	34%
(1)
Includes Retirement Services Businesses.
(2)
Includes $30, $31, $32 and $33 billion for the first, second, third and fourth quarters of 2003, respectively, and $34 billion for the first quarter of 2004, for Citigroup Private Bank clients.
(3)
Includes CAI Institutional alternative investments, Travelers Property Casualty Corp., and TAMIC AUMs. Travelers Property Casualty Corp. assets of $39, $40, $38 and $39 billion for the first, second, third and fourth quarters of 2003, respectively, and $39 billion for the first quarter of 2004, are managed by Asset Management on a third-party basis following the spin-off.
(4)
Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

NM Not meaningful

Reclassified to conform to the current period's presentation.

PROPRIETARY INVESTMENT ACTIVITIES(1)
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$153	$225	$510	$334	$180	18%
Total Operating Expenses	78	91	84	140	87	12%
Provision for Credit Losses	—	1	—	(1)	1	—

Income Before Taxes and Minority Interest	75	133	426	195	92	23%
Income Taxes	29	53	153	53	30	3%
Minority Interest, Net of Tax	8	17	145	5	36	NM

Net Income	$38	$63	$128	$137	$26	(32)%

Total Revenues, Net of Interest Expense (by Type):
Private Equity	$76	$135	$450	$246	$76	—
Hedge Funds	15	38	8	19	50	NM
Refinancing Portfolio	3	2	1	—	1	(67)%
Other	59	50	51	69	53	(10)%

Total	$153	$225	$510	$334	$180	18%

Selected Balance Sheet Information (in billions):
Assets	$9.1	$9.1	$9.1	$8.5	$8.6	(5)%
Average Risk Capital					$3.6
Return on Risk Capital					3%
(1)
Includes Venture Capital Activities and certain other corporate investments.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	1Q 2004 vs. 1Q 2003 Increase/ (Decrease)
Revenues
Loan interest, including fees	$9,470	$9,312	$9,098	$10,230	$10,812	14%
Other interest and dividends	4,875	4,776	4,755	4,531	5,010	3%
Insurance premiums	825	839	1,071	1,014	879	7%
Commissions and fees	3,700	4,049	4,132	4,433	4,330	17%
Principal transactions	1,602	1,311	1,307	900	1,350	(16)%
Asset management and administration fees	1,251	1,354	1,426	1,634	1,717	37%
Realized gains (losses) from sales of investments	162	188	115	45	138	(15)%
Other income	1,314	2,011	1,430	1,553	1,740	32%

Total revenues	23,199	23,840	23,334	24,340	25,976	12%
Interest expense	4,663	4,486	3,936	4,186	4,488	(4)%

Total revenues, net of interest expense	18,536	19,354	19,398	20,154	21,488	16%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	871	901	1,107	1,016	876	1%
Provision for credit losses	2,053	2,186	1,614	2,193	2,230	9%

Total benefits, claims, and credit losses	2,924	3,087	2,721	3,209	3,106	6%

Operating Expenses
Non-insurance compensation and benefits	5,306	5,544	5,228	5,210	5,892	11%
Net occupancy expense	1,041	1,064	1,045	1,130	1,068	3%
Technology / communication expense	798	793	899	924	867	9%
Insurance underwriting, acquisition and operating	264	265	262	272	296	12%
Restructuring-related items	(13)	(1)	(11)	(21)	(3)	77%
Other operating	2,156	2,306	2,190	2,517	2,522	17%

Total operating expenses	9,552	9,971	9,613	10,032	10,642	11%

Income before Income Taxes and Minority Interest	6,060	6,296	7,064	6,913	7,740	28%
Provision for income taxes	1,919	1,956	2,208	2,112	2,398	25%
Minority interest, net of income taxes	38	41	165	41	69	82%

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	29%

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003	March 31, 2004 (1)	March 31, 2004 vs. December 31, 2003 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$19,731	$21,816	$24,688	$21,149	$23,104	9%
Deposits at interest with banks	19,173	18,785	21,504	19,777	23,104	17%
Federal funds sold and securities borrowed or purchased under agreements to resell	158,052	167,260	175,458	172,174	184,089	7%
Brokerage receivables	25,606	43,955	35,372	26,476	34,581	31%
Trading account assets	173,099	174,324	190,851	235,319	232,227	(1)%
Investments	181,750	189,000	185,487	182,892	203,311	11%
Loans, net of unearned income
Consumer	332,607	329,695	338,614	379,932	383,678	1%
Corporate	105,425	108,876	102,962	98,074	100,438	2%

Loans, net of unearned income	438,032	438,571	441,576	478,006	484,116	1%
Allowance for credit losses	(11,049)	(11,167)	(10,843)	(12,643)	(12,506)	1%

Total loans, net	426,983	427,404	430,733	465,363	471,610	1%
Goodwill	26,605	26,960	26,757	27,581	28,549	4%
Intangible assets	8,233	7,792	8,674	13,881	13,953	1%
Reinsurance recoverables	4,361	4,431	4,511	4,577	4,598	—
Separate and variable accounts	21,778	24,268	25,135	27,473	28,841	5%
Other assets	72,002	81,440	80,153	67,370	69,910	4%

Total assets	$1,137,373	$1,187,435	$1,209,323	$1,264,032	$1,317,877	4%

Liabilities
Non-interest-bearing deposits in U.S. offices	$28,977	$26,579	$27,617	$30,074	$30,078	—
Interest-bearing deposits in U.S. offices	145,354	146,178	146,392	146,675	151,124	3%
Non-interest-bearing deposits in offices outside the U.S.	21,099	23,165	22,579	22,940	25,730	12%
Interest-bearing deposits in offices outside the U.S.	248,676	252,062	257,654	274,326	292,257	7%

Total deposits	444,106	447,984	454,242	474,015	499,189	5%
Federal funds purchased and securities loaned or sold under agreements to repurchase	178,459	172,864	168,125	181,156	179,743	(1)%
Brokerage payables	24,989	45,779	35,805	37,330	37,849	1%
Trading account liabilities	92,659	101,998	107,037	121,869	127,076	4%
Contractholder funds and separate and variable accounts	50,339	53,363	55,499	58,402	60,618	4%
Insurance policy and claims reserves	16,459	16,714	16,908	17,478	17,871	2%
Investment banking and brokerage borrowings	21,932	20,782	22,542	22,442	26,159	17%
Short-term borrowings	28,495	32,949	40,698	36,187	40,705	12%
Long-term debt	133,125	131,350	145,990	162,702	178,588	10%
Other liabilities (2)	52,811	63,633	60,330	48,380	48,195	—
Citigroup or subsidiary obligated mandatorily redeemable securities of subsidiary trusts holding solely junior subordinated debt securities of
—Parent (3)	5,563	5,615	5,809	5,217	—	(100)%
—Subsidiary (3)	1,095	1,103	1,079	840	—	(100)%

Total liabilities	1,050,032	1,094,134	1,114,064	1,166,018	1,215,993	4%

Stockholders' equity
Preferred Stock	1,126	1,125	1,125	1,125	1,125	—
Common Stock	55	55	55	55	55	—
Additional paid-in capital	17,450	17,412	17,524	17,531	18,407	5%
Retained earnings	84,453	87,698	90,555	93,483	96,659	3%
Treasury stock	(11,390)	(11,384)	(11,241)	(11,524)	(11,442)	1%
Accumulated other changes in equity from nonowner sources	(1,055)	904	(492)	(806)	(122)	85%
Unearned compensation	(3,298)	(2,509)	(2,267)	(1,850)	(2,798)	(51)%

Total stockholders' equity	87,341	93,301	95,259	98,014	101,884	4%

Total liabilities and stockholders' equity	$1,137,373	$1,187,435	$1,209,323	$1,264,032	$1,317,877	4%

(1)
Preliminary.
(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $567, $567, $526 and $600 million for the first, second, third and fourth quarters of 2003, respectively, and $600 million for the first quarter of 2004, respectively.
(3)
Beginning in the 2004 first quarter, additional Trust Preferred Securities of $6,150 million have been deconsolidated in accordance with FIN 46R with the liability portion now reflected within Long-Term Debt and the related investment within Other Assets.

Reclassified to conform to the current period's presentation.

CITIGROUP—RETURN ON CAPITAL (A)

	Average Risk Capital ($M)		Return on Risk Capital		Return on Invested Capital
	Full Year 2003	First Quarter 2004	Full Year 2003	First Quarter 2004	Full Year 2003	First Quarter 2004
Global Consumer:
Cards	$4,375	$5,513	82%	71%	35%	24%
Consumer Finance	3,183	3,710	62%	61%	21%	22%
Retail Banking	12,883	12,514	31%	36%	16%	18%
Other	—	—	NM	NM	NM	NM

Total Global Consumer	20,441	21,737	46%	48%	21%	20%

Global Corporate and Investment Bank:
Capital Markets and Banking	14,785	15,019	31%	40%	24%	31%
Transaction Services	1,479	1,263	50%	75%	34%	47%
Other	—	—	NM	NM	NM	NM

Total Global Corporate and Investment Bank	16,264	16,282	33%	42%	25%	33%

Private Client Services	1,239	1,258	64%	80%	48%	61%
Global Investment Management:
Life Insurance and Annuities	3,743	4,072	21%	28%	16%	22%
Private Bank	627	688	88%	93%	85%	91%
Asset Management	737	717	44%	59%	11%	14%

Total Global Investment Management	5,107	5,477	33%	40%	19%	24%

Proprietary Investment Activities	3,945	3,647	9%	3%	7%	1%
Corporate/Other(B)	(672)	(1,320)	NM	NM	NM	NM

Total Citigroup	$46,324	$47,081	39%	45%	20%	21%

(A)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(B)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(C)
Total Citigroup Return on Invested Capital equals Citigroup Return on Equity.

NM
Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due (1)			EOP Loans	Net Credit Losses (1)			Average Loans
	1Q03	4Q03	1Q04	1Q04	1Q03	4Q03	1Q04	1Q04
PRODUCT VIEW:
Cards	$2,406	$3,392	$3,152	$151.9	$1,832	$2,186	$2,554	$153.5
Ratio	1.92%	2.14%	2.08%		5.86%	6.02%	6.69%
North America Cards	2,180	3,133	2,891	137.3	1,715	2,052	2,414	139.0
Ratio	1.91%	2.18%	2.10%		6.04%	6.25%	6.99%
International Cards	226	259	261	14.6	117	134	140	14.5
Ratio	1.97%	1.76%	1.80%		4.09%	3.84%	3.85%
Consumer Finance	2,183	2,221	2,127	98.8	855	867	870	98.1
Ratio	2.45%	2.36%	2.15%		3.91%	3.68%	3.57%
North America Consumer Finance	1,786	1,683	1,589	77.0	513	512	529	76.3
Ratio	2.60%	2.32%	2.06%		3.06%	2.81%	2.79%
International Consumer Finance	397	538	538	21.8	342	355	341	21.8
Ratio	1.93%	2.50%	2.47%		6.69%	6.65%	6.31%
Retail Banking (excluding Commercial Markets)	3,644	3,802	3,698	129.2	120	119	155	126.9
Ratio	3.18%	3.07%	2.86%		0.42%	0.39%	0.49%
North America Retail Banking	2,357	2,299	2,163	93.9	34	24	26	91.7
Ratio	2.87%	2.60%	2.30%		0.17%	0.11%	0.11%
International Retail Banking	1,287	1,503	1,535	35.3	86	95	129	35.2
Ratio	3.95%	4.24%	4.35%		1.07%	1.09%	1.48%
Private Bank	157	121	155	36.2	2	8	4	35.3
Ratio	0.49%	0.35%	0.43%		0.03%	0.09%	0.04%
Other	—	—	—	0.9	—	—	(1)	0.9

Managed Loans (Excluding Commercial Markets)(2)	$8,390	$9,536	$9,132	$417.0	$2,809	$3,180	$3,582	$414.7
Ratio	2.31%	2.31%	2.19%		3.14%	3.20%	3.47%
Securitized Receivables (all in North America Cards)	(1,413)	(1,421)	(1,399)	(76.2)	(1,024)	(1,219)	(1,325)	(75.9)
Loans Held-for-Sale	(61)	—	—		(78)	(11)	—	—

On-Balance Sheet Loans (Excluding Commercial Markets)	$6,916	$8,115	$7,733	$340.8	$1,707	$1,950	$2,257	$338.8
Ratio	2.40%	2.42%	2.27%		2.38%	2.42%	2.68%
	Cash-Basis Loans (1)				Net Credit Losses (1)
Commercial Markets Groups	$1,250	$1,350	$1,213	39.0	$179	$94	$50	$39.5
Ratio	2.88%	3.38%	3.11%		1.65%	0.93%	0.51%

Total Consumer Loans(2)(3)				$379.8				$378.3

REGIONAL VIEW (Excluding Commercial Markets):
	90 Days Or More Past Due (1)			EOP Loans	Net Credit Losses (1)			Average Loans
	1Q03	4Q03	1Q04	1Q04	1Q03	4Q03	1Q04	1Q04
North America (excluding Mexico)	$6,085	$6,794	$6,316	$321.5	$2,253	$2,573	$2,959	$319.6
Ratio	2.19%	2.14%	1.96%		3.27%	3.38%	3.72%
Mexico	323	388	395	7.3	12	14	14	7.4
Ratio	5.03%	5.65%	5.43%		0.81%	0.80%	0.77%
Europe, Middle East and Africa	1,304	1,669	1,722	33.9	114	174	207	33.8
Ratio	4.52%	4.90%	5.08%		1.61%	2.11%	2.46%
Japan	284	355	382	17.8	315	323	305	17.4
Ratio	1.63%	2.04%	2.14%		7.28%	7.43%	7.07%
Asia (excluding Japan)	329	286	281	33.7	99	94	91	33.6
Ratio	1.13%	0.86%	0.83%		1.40%	1.15%	1.09%
Latin America	65	44	36	2.8	16	2	6	2.9
Ratio	2.19%	1.50%	1.27%		2.19%	0.22%	0.76%

Managed Loans (Excluding Commercial Markets)(2)	$8,390	$9,536	$9,132	$417.0	$2,809	$3,180	$3,582	$414.7
Ratio	2.31%	2.31%	2.19%		3.14%	3.20%	3.47%
Securitized Receivables (all in North America Cards)	(1,413)	(1,421)	(1,399)	(76.2)	(1,024)	(1,219)	(1,325)	(75.9)
Loans Held-for-Sale	(61)	—	—	—	(78)	(11)	—	—

On-Balance Sheet Loans (Excluding Commercial Markets)	$6,916	$8,115	$7,733	$340.8	$1,707	$1,950	$2,257	$338.8
Ratio	2.40%	2.42%	2.27%		2.38%	2.42%	2.68%
(1)
The ratios of 90 days or more past due, cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.
(2)
This table presents consumer credit information on a managed basis and shows the impact of securitizations to reconcile to a held basis. Only North America Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 6.
(3)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $4 billion and $4 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

RESERVE FOR LOAN LOSSES
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004
Allowance for credit losses at beginning of period	$11,101	$11,049	$11,167	$10,843	$12,643

Provision for credit losses:
Global Consumer(1)	1,810	1,774	1,433	1,897	2,238
CitiCapital	129	114	105	54	52
Global Corporate and Investment Bank	114	298	76	242	(60)

	2,053	2,186	1,614	2,193	2,230

Gross credit losses:
Global Consumer(1)	2,059	2,081	2,043	2,365	2,687
CitiCapital	163	134	112	96	59
Global Corporate and Investment Bank	230	333	412	498	266

	2,452	2,548	2,567	2,959	3,012

Credit recoveries:
Global Consumer(1)	319	323	405	405	428
CitiCapital	17	8	9	12	11
Global Corporate and Investment Bank	31	76	81	74	88

	367	407	495	491	527

Net credit losses:
Global Consumer(1)	1,740	1,758	1,638	1,960	2,259
CitiCapital	146	126	103	84	48
Global Corporate and Investment Bank	199	257	331	424	178

	2,085	2,141	2,072	2,468	2,485

Other—net (2)	(20)	73	134	2,075	118

Allowance for credit losses at end of period	$11,049	$11,167	$10,843	$12,643	$12,506

Net Consumer Credit Losses (excluding CitiCapital)	$1,740	$1,758	$1,638	$1,960	$2,259
As a Percentage of Average Consumer Loans	2.29%	2.30%	2.10%	2.30%	2.54%
Net CitiCapital Credit Losses	$146	$126	$103	$84	$48
As a Percentage of Average CitiCapital Loans	2.24%	2.01%	1.69%	1.51%	0.90%
Net Corporate Credit Losses	$199	$257	$331	$424	$178
As a Percentage of Average Corporate Loans	0.78%	0.98%	1.29%	1.72%	0.73%
ALLOWANCE FOR CREDIT LOSSES
Consumer (excluding CitiCapital)	$6,476	$6,551	$6,450	$8,530	$8,675
CitiCapital	594	585	588	558	543
Corporate	3,979	4,031	3,805	3,555	3,288

Allowance for Credit Losses	$11,049	$11,167	$10,843	$12,643	$12,506

Allowance for Unfunded Lending Commitments(3)	$567	$567	$526	$600	$600

Total Allowance for Loans, Leases and Unfunded Lending Commitments(3)	$11,616	$11,734	$11,369	$13,243	$13,106

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percent of Total Loans
Consumer (excluding CitiCapital)	2.11%	2.16%	2.04%	2.38%	2.39%
CitiCapital	2.32%	2.37%	2.63%	2.59%	2.64%
Corporate	4.31%	4.22%	4.21%	4.24%	3.87%
Total	2.65%	2.68%	2.57%	2.77%	2.71%
Total Allowance for Loans and Leases As a Percent of Total Loans(4)
Corporate	3.77%	3.70%	3.70%	3.62%	3.27%
(1)
Includes loans made to Private Bank clients.
(2)
The 2004 first quarter includes the addition of $148 million of credit loss reserves related to the acquisition of the Washington Mutual Finance Corporation. The 2003 fourth quarter includes the addition of $2.1 billion of credit loss reserves related to the acquisition of Sears' Credit Card Business.
(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(4)
Excludes the allowance for Unfunded Lending Commitments.

Reclassified to conform to the current period's presentation.

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$61	$62	$36	$8	$71
Other	4,021	4,142	3,753	3,411	2,842

Total Corporate Cash-Basis Loans	$4,082	$4,204	$3,789	$3,419	$2,913

Corporate Cash-Basis Loans
JENA(1)	$1,077	$1,188	$1,121	$1,032	$805
Other International(2)	3,005	3,016	2,668	2,387	2,108

Total Corporate Cash-Basis Loans	$4,082	$4,204	$3,789	$3,419	$2,913

Corporate Cash-Basis Loans as a % of Total Corporate Loans(3)	3.90%	3.88%	3.70%	3.50%	2.91%
Consumer Cash-Basis (excluding Commercial Markets)	$4,710	$4,601	$4,493	$4,735	$4,693
Commercial Markets Cash-Basis Loans	1,250	1,165	1,283	1,350	1,213

Total Consumer Cash-Basis Loans	$5,960	$5,766	$5,776	$6,085	$5,906

CitiCapital Collateral Dependent Loans (included in Commercial Markets Cash-Basis Loans)	$462	$489	$413	$424	$474

Renegotiated Loans (includes Corporate and Commercial Markets Loans)	$157	$178	$161	$140	$124

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer (4)	$509	$479	$460	$437	$396
Global Corporate and Investment Bank(4)	78	89	95	105	94

TOTAL OTHER REAL ESTATE OWNED	$587	$568	$555	$542	$490

OTHER REPOSSESSED ASSETS(5)	$255	$228	$182	$151	$123

(1)
JENA includes Japan, Western Europe and North America.
(2)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.
(3)
Excluding Insurance Subsidiaries and Investment Activities.
(4)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.
(5)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

QuickLinks

  Exhibit 99.2
CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT